UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2009

TRANSTECH SERVICES PARTNERS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52657	20-5426668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Fifth Avenue, Suite 30H, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-5977

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Commencing April 21, 2009, TransTech Services Partners Inc. (“TransTech”) intends to hold presentations for its stockholders regarding its proposed acquisition of Global Hi-Tech Industries Limited, an Indian  company (“GHIL”), as disclosed in the Current Report on Form 8-K, dated April 3, 2009, filed with the Securities and Exchange Commission on April 6, 2009. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

TransTech and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of TransTech’s stockholders to be held to approve the proposed transaction. TransTech’s officers and directors are also stockholders of TransTech and have waived their rights to any liquidation distribution TransTech makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if TransTech does not acquire a target business within two years of the date of its initial public offering (the “IPO”), as required by its Certificate of Incorporation, as amended. Interested persons can also read TransTech’s preliminary proxy statement filed on Schedule 14A with the SEC on April 6, 2009 and its definitive proxy statement, when it becomes available, as well as TransTech’s final IPO prospectus, dated May 23, 2007, as well as periodic reports TransTech filed with the SEC, for more information about TransTech, its officers and directors, and their individual and group security ownership in TransTech, and interests in the successful consummation of the acquisition of GHIL.

TransTech’s stockholders and other interested persons are advised to read TransTech’s preliminary proxy statement filed on Schedule 14A with the SEC on April 6, 2009 and its definitive proxy statement, when it becomes available, in connection with TransTech’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of GHIL and periodic reports filed with the SEC, without charge, by visiting the SEC’s Internet site at (http://www.sec.gov). Once available, TransTech will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to TransTech.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Presentation dated April 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2009	TRANSTECH SERVICES PARTNERS INC.
	By:	/s/ Suresh Rajpal
Name: Suresh Rajpal
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation dated April 2009